UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

DMH INTERNATIONAL, INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-169887	27-2689205
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

111 Ramble Lane #105 Austin, TX 78745 (Address of principal executive offices) (512) 351-7834 (Registrant’s telephone number)

Securities to be registered pursuant to Section 12(b) of the Act:  None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.      .

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.     X  .

Securities Act registration statement file number to which this form relates: 333-169887

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class

to be so registered

___________________________________________________

Common Shares, par value $0.001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant’s Securities to be Registered

DMH International, Inc. (the “Registrant”) hereby incorporates by reference the description of its common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1/A (File No. 333-169887), as amended and filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 23, 2011 (the “Registration Statement”).

Item 2.  Exhibits

The following exhibits are incorporated herein by reference:

Exhibit	Description	Reference
3.01	Articles of Incorporation	Filed with the SEC on October 12, 2010 as part of our Registration Statement on Form S-1.
3.02	ByLaws	Filed with the SEC on October 12, 2010 as part of our Registration Statement on Form S-1.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

PUB CRAWL HOLDINGS, INC.

Date:  May 11, 2012

By: /s/ Jon-Marc Garcia

Name: Jon-Marc Garcia

Title: President and Chief Executive Officer